BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road
256 Durham Plaza
Omaha, Nebraska 68114
(402) 397-4700

FIRST QUARTER
SHAREHOLDER REPORT

2003

Contents of Report

Pages 1 to 3                 Shareholder Letter

Exhibit 1                     Portfolio Transactions from January 1, 2003, through
                                    March 31, 2003

Exhibit 2                     Selected Historical Financial Information

Exhibit 3                     Reports to Stockholders of Management Companies

Pages F1 to F13     Unaudited Financial Statements for the Three Months Ended
                                    March 31, 2003

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF
 BRIDGES INVESTMENT FUND, INC. AND IS UNDER NO CIRCUMSTANCES TO BE CONSTRUED
 AS AN OFFERING OF SHARES OF THE FUND.  SUCH OFFERING IS MADE ONLY BY PROSPECTUS
 A COPY OF WHICH MAY BE OBTAINED BY INQUIRY TO THE FUND'S OFFICE.

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BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone    402-397-4700
Facsimile    402-397-8617

Directors

Frederick N. Backer
Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Roger A. Kupka
Gary L. Petersen
John T. Reed
Roy A. Smith
Janice D. Stoney
L.B. Thomas
John K. Wilson

Officers

Edson L. Bridges II	Chairman and
Chief Executive Officer
Edson L. Bridges III	President and
Chief Investment Officer
Randall D. Greer	Vice President
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Kathleen J. Stranik	Assistant Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Auditors

Deloitte & Touche LLP
First National Tower
1601 Dodge Street, Suite 3100
Omaha, Nebraska 68102

Corporate Counsel	Counsel to Independent Directors

Baird, Holm	Koley, Jessen, P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

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April 28, 2003

Dear Shareholder:

Investment Results

Bridges Investment Fund, Inc. had a total return of -2.65% during the first quarter of 2003 based on a year-end 2002 net asset value of $23.05 per share and a March 31, 2003, net asset value of $22.44 per share. On a trailing 12-month basis for the period ending March 31, Bridges Investment Fund had a total return of -24.62%. By comparison, the S&P 500 had total returns of -3.15% for the first quarter and -24.75% for the trailing 12 months ended March 31, 2003.

The following table summarizes the 10 largest equity holdings in the Fund as of March 31, 2003:
		03/31/03%		% of	Price.	Price	EPS	EPS			EPS Lt.
No. of		Market	of	Total	% Chg.	% Chg.	5 Yr. Hist.	% Chg.	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	QTD	12 Mos.	Gr. Rate	03 Vs. 02	2003	2004	Gr. Rate
52,500	Capital One	1,575,525	4.1%	3.5%	1.0%	-53.0%	30%	14%	6.7	5.8	20%
60,000	Alcoa	1,162,800	3.0%	2.6%	-14.9%	-48.6%	2%	20%	17.3	11.5	10%
40,000	Best Buy	1,078,800	2.8%	2.4%	11.7%	-48.9%	32%	6%	14.3	12.9	18%
17,000	Johnson & Johnson	983,790	2.6%	2.2%	7.7%	-10.9%	14%	15%	22.1	19.5	14%
18,000	Freddie Mac	955,800	2.5%	2.1%	-10.1%	-16.2%	21%	11%	9.2	8.2	14%
30,000	Altria	898,800	2.3%	2.0%	-26.1%	-43.1%	11%	1%	6.5	6.0	9%
170,000	Level 3 Comm.	877,200	2.3%	1.9%	5.3%	44.9%		-2%			8%
15,000	Amgen	863,250	2.2%	1.9%	19.1%	-3.6%	13%	27%	32.7	26.6	21%
400	Berkshire Hath. B	854,800	2.2%	1.9%	-11.8%	-9.8%	4%	23%	20.3	17.2	15%
22,000	Harrah's Entertain.	785,400	2.0%	1.7%	-9.8%	-19.3%	22%	2%	11.7	11.0	15%
		10,036,165	26.1%	22.2%

	Total Equities	38,515,168		85.0%

	Total Assets	45,292,001

The first quarter of 2003 saw a continuation of negative performance for the broad market generally and the Fund's equities specifically. However, the Fund's negative performance compared to its peer group of other large capitalization growth-oriented mutual funds has improved steadily over the past 12 months. For the 12-month period ending April 28, 2003, the Fund has seen its Morningstar ranking improve to four stars of a possible five stars while its investment performance has carried it to the 15th percentile of large capitalization growth-oriented mutual funds.

Going forward, we continue to believe that the Fund's portfolio is populated by a number of solid companies with excellent long-term growth prospects that sell at attractive valuations. While we cannot pinpoint what the catalyst will be that reignites investor interest in equities, we do know that history shows that over the long run, equities on average outperform bonds by approximately 5% per year. Over the past 10 years, equities have only outperformed bonds by about 2% per year. Given that bonds are selling at their lowest yields and highest valuation in

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Shareholder Letter                                                        2                                       April 28, 2003

40 years and given that bonds have outperformed equities by above 70% over the past three years, we believe that the probabilities favor equities outperforming bonds materially over the next three-to-five years, as returns between stocks and bonds revert back toward historical norms. Within the context of a more favorable environment for equities, we believe the stocks that the Fund currently holds in the portfolio are well positioned to generate good returns given their attractive valuation characteristics and strong records of above-average financial performance.

Financial Statements

The Fund's unaudited financial statements that appear on pages F-1 through F-13 provide the Schedule of Portfolio Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the Notes to Financial Statements as of March 31, 2003. These presentations comprise our basic report to you. For supplemental information, please refer to Exhibits 1 and 2 for statements about the Fund's portfolio transactions for the First Quarter of 2002 and for the Fund's historical information with respect to net assets, shares outstanding, net asset value per share, dividends, and capital gains distributions from 1963 through 2002. Exhibit 2 also records quarterly information for the March 31, 2003, period compared to the March 31, 2002, results.

Required Reports

Rule 30 d-1(6) of the General Rules and Regulations as promulgated under the Investment Company Act of 1940 by the Securities and Exchange Commission requ ires certain reports to stockholders with respect to any matter that was submitted to a shareholder vote during the period covered by this financial report. The 2003 Annual Meeting of Shareholders of the Fund was held on February 18, 2003. The information that is required to be reported to you with respect to this meeting appears in Exhibit 3, attached hereto. A similar presentation will be made each time there is an annual or special meeting, and, in the case of this report, the same information will be published again in January, 2004, within the Annual Shareholder Report for 2003 to fulfill certain requirements in connection with the solicitation of proxies for the next Annual Meeting of Shareholders.

Cash Distributions

On April 11, 2003, the Board of Directors declared a $.055 per share dividend on shares of capital stock that were outstanding on April 11, 2003,  the record date for this income distribution. This dividend amount will be payable on or about April 28, 2003. This dividend is payable from net investment income earned during the January-March, 2003, Quarter.

Privacy Policy

The 2003 edition of the Privacy Policy for Bridges Investment Fund, Inc. is enclosed with this letter. The policy is unchanged from the one that we delivered or mailed to you last year.

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Shareholder Letter                                                      3                                          April 28, 2003

Prospectus

Your personal copy of our Fund's Prospectus that will become effective in the next several days is included with the other items in this packet of information.

The Outlook

The U.S. economy continues to point toward a recovery from the general business slowdown witnessed in the late 2000 and early to mid-2001 period. The progress for improving conditions has been uneven and is postponed from time to time. Nonetheless, earnings per share have been rising from most U.S. corporations on a favorable comparison to prior year periods commencing with the Third Quarter of 2002. Caution rather than enthusiasm seems to govern future expectations.

The positive factors as the markets approach the middle point for 2003 are: (1) downward price corrections from the 1999-2000 high points should be largely complete, (2) earnings improvements help to lower P/E ratios toward historically normal ranges, and (3) low interest rates for cash reserves encourage reallocation of assets toward equities. The success for the military campaign in Iraq removed some uncertainties that troubled market psychology. Nonetheless, the war on terror must continue to the next phase, thereby minimizing possible market enthusiasm of the type that developed in October, 1962, after the Cuban missile crisis was resolved on a favorable basis.

The President intends to address economic and social issues with the emphasis upon job creation for the U.S. economy. Hopefully, his efforts in these directions will create long-term benefits for investors.

The Board of Directors and the Management of the Fund thank you for your continued support of our Fund.

Sincerely yours,

/s/ Edson L. Bridges II

Edson L. Bridges II

Chairman

/s/ Edson L. Bridges III

Edson L. Bridges III

President

ELBII:ELBIII:kjs:elc

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Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

JANUARY 1, 2003, THROUGH MARCH 31, 2003

Securities Common Stocks Unless Described Otherwise	Bought or Received $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

(1) Microsoft Corporation	15,000	30,000
United Online, Inc.	5,000	5,000
Various Issues of Commercial Paper Notes Purchased during 1st Quarter, 2003	7,976M	1,490M

Securities Common Stocks Unless Described Otherwise	Sold or Exchanged $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

CSG Systems International, Inc.	20,000	--
Capital One Financial	17,500	52,500
Ebay, Inc.	2,500	7,500
United States Treasury Bonds 7.250% due May 15, 2004	150M	150M
Various Issues of Commercial Paper Notes Maturing during 1st Quarter, 2003	6,486M	--

(1)  Received 15,000 shares in a 2-for-1 stock split on February 18, 2003.

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Exhibit 2

BRIDGES INVESTMENT FUND, INC.
 SELECTED HISTORICAL FINANCIAL INFORMATION

 Year End Statistics

Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07-01-63	$ 109,000	10,900	$10.00	$ -	$ -
12-31-63	159,187	15,510	10.13	.07	-
12-31-64	369,149	33,643	10.97	.28	-
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	-
12-31-67	850,119	64,427	13.20	.295	-
12-31-68	1,103,734	74,502	14.81	.315	-
12-31-69	1,085,186	84,807	12.80	.36	-
12-31-70	1,054,162	90,941	11.59	.37	-
12-31-71	1,236,601	93,285	13.26	.37	-
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	-
12-31-75	1,056,439	111,619	9.46	.35	-
12-31-76	1,402,661	124,264	11.29	.38	-
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	--
12-31-02	45,854,541	1,989,769	23.05	.20	--

Current Quarter Compared to Same Quarter in Prior Year
Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

03-31-02	59,022,470	1,964,784	30.04	--	-
03-31-03	45,294,001	2,018,489	22.44	--	-

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Exhibit 3

BRIDGES INVESTMENT FUND, INC.

REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES

In Accordance With

Rule 30d-1(b) of the General Rules and Regulations Promulgated Under

The Investment Company Act of 1940 as Amended

"If any matter was submitted during the period covered by the shareholder report to a vote of the shareholders, through the solicitation of proxies or otherwise, furnish the following information:"

(1)   Annual Meeting held on February 18, 2003, at 11:00 a.m.

(2)   Election of Directors for one year terms (All Directors Stand for

Annual Election):

	Votes Cast
Names of Directors Elected at Meeting	For	For All Nominees Except For All Nominees Except For All Nominees Except	Withhold Authority To Vote For All Nominees

Frederick N. Backer	1,622,825	-	124
Edson L. Bridges II	1,621,863	962	124
Edson L. Bridges III	1,621,863	962	124
N. P. Dodge, Jr.	1,621,863	962	124
John W. Estabrook	1,621,863	962	124
Jon D. Hoffmaster	1,622,825	-	124
John J. Koraleski	1,622,825	-	124
Roger D. Kupka	1,622,825	-	124
Gary L. Petersen	1,622,825	-	124
John T. Reed	1,622,825	-	124
Roy A. Smith	1,622,825	-	124
Janice D. Stoney	1,621,863	962	124
L.B. Thomas	1,622,825	-	124
John K. Wilson	1,622,825	-	124

(3) A brief description for each matter voted upon at the meeting:

Matters Voted Upon	For	Against	Abstain

(a) For a proposed investment advisory contract which continues the employment of Bridges Investment Counsel, Inc. as investment adviser to the Fund for the period from April 17, 2003 through April 17, 2004	1,619,866	1,110	1,973
(b) For the ratification of the selection of Deloitte & Touche LLP as independent auditors of the Fund for the Fiscal Year ending December 31, 2003	1,620,007	-	2,942

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BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2003

(Unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (85.0%)

Advertising 1.0%
Omnicom Group, Inc.	8,000	$ 541,062	$ 433,360

Airlines 0.5%
Southwest Airlines Co.	15,000	$ 303,021	$ 215,400

Banking and Finance 5.7%
Fifth Third Bancorp	5,000	$ 232,812	$ 251,155
First National of Nebraska, Inc.	250	401,835	775,000
State Street Corporation	15,000	62,367	474,450
TCF Financial Corporation	10,000	400,929	400,400
Wells Fargo & Co.	15,000	515,731	674,850
		$ 1,613,674	$ 2,575,855

Beverages, Soft Drinks 1.3%
PepsiCo, Inc.	15,000	$ 192,169	$ 600,000

Building, Residential/Commercial 1.2%
Centex Corporation	3,000	$ 153,814	$ 163,080
Horton (D.R.) Inc.	20,000	407,704	384,000
		$ 561,518	$ 547,080

Casino Hotels 1.7%
Harrah's Entertainment, Inc.*	22,000	$ 729,839	$ 785,400

Computers, Hardware and Software 3.1%
Cisco Systems, Inc.*	40,000	$ 361,395	$ 519,200
Microsoft Corporation*	30,000	266,000	726,300
Retek, Inc.*	25,000	369,992	144,250
Tibco Software, Inc.*	6,000	153,194	25,200
		$ 1,150,581	$ 1,414,950

Computers, Memory Devices 0.6%
EMC Corporation/MASS*	35,000	$ 494,601	$ 253,050

Computers, Micro 0.3%
Sun Microsystems, Inc.*	35,000	$ 661,353	$ 114,100

Data Processing and Management 5.3%
Automatic Data Processing	20,000	$ 919,731	$ 615,800
Fair Isaac and Company, Incorporated	12,000	234,627	609,840
First Data Corporation	15,000	490,500	555,150
Fiserv, Inc.*	20,000	664,527	629,600
		$ 2,309,385	$ 2,410,390

Diversified Operations 1.9%
Berkshire Hathaway Inc., Class B *	400	$ 528,413	$ 854,800

*Nonincome-producing security

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BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2003
(Unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)
Drugs, Medicines, Cosmetics 6.6%
Abbott Laboratories	15,000	$ 169,395	$ 564,150
Amgen, Inc.*	15,000	463,500	863,250
Elan Corporation PLC ADR*	15,000	371,827	41,850
Johnson & Johnson	17,000	349,887	983,790
Merck & Co., Inc.	10,000	208,985	547,800
		$ 1,563,594	$ 3,000,840

E-Commerce 1.4%
Ebay, Inc.*	7,500	$ 482,605	$ 639,825

Electric, Generation 2.0%
AES Corporation*	60,000	$ 1,152,252	$ 217,200
MDU Resources Group, Inc.	25,000	608,559	698,000
		$ 1,760,811	$ 915,200

Electronic Components, Conductors 5.3%
Altera Corporation*	40,000	$ 1,042,102	$ 541,600
Analog Devices, Inc.*	20,000	753,090	550,000
Applied Materials, Inc.*	60,000	1,127,600	754,800
Intel Corporation	35,000	524,247	569,800
		$ 3,447,039	$ 2,416,200

Electronics 1.6%
Flextronics International Ltd.*	65,000	$ 1,333,719	$ 566,800
Solectron Corporation *	50,000	595,457	151,000
		$ 1,929,176	$ 717,800

Fiduciary Banks 0.8%
Northern Trust Co.	12,000	$ 567,304	$ 365,400

Finance, Diversified 2.5%
Citigroup, Inc.	9,999	$ 481,932	$ 344,466
Morgan Stanley Dean Witter & Co.	20,000	1,127,600	767,000
		$ 1,609,532	$ 1,111,466

Finance, Investment Banks 1.8%
Goldman Sachs Group, Inc.	8,000	$ 694,445	$ 544,640
Charles Schwab Corporation	35,000	740,499	252,700
		$ 1,434,944	$ 797,340

Finance, Real Estate 2.1%
Freddie Mac	18,000	$ 497,767	$ 955,800

Finance, Services 6.7%
Capital One Financial Corporation	52,500	$ 1,782,388	$ 1,575,525
Concord EFS, Inc.*	40,000	683,660	376,000
MBNA Corporation	35,000	759,464	526,750
Paychex, Inc.	20,000	547,840	549,400
		$ 3,773,352	$ 3,027,675

*Nonincome-producing security

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BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2003
(Unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Insurance, Multiline 1.1%
American International Group, Inc.	10,000	$ 566,397	$ 494,500

Linen Supply and Related Products 0.7%
Cintas Corporation	10,000	$ 350,987	$ 329,000
Medical Instruments 1.1%
Medtronic, Inc.	10,000	$ 504,734	$ 451,200

Medical, Drugs 0.7%
Pfizer, Inc.	10,000	$ 289,700	$ 311,600

Medical, Wholesale Drug Distribution 0.4%
Cardinal Health, Inc.	3,000	$ 185,670	$ 170,910

Metal, Aluminum 2.6%
Alcoa, Inc.	60,000	$ 1,701,327	$ 1,162,800

Metal Products, Fasteners 0.6%
Illinois Tool Works, Inc.	5,000	$ 369,449	$ 290,750

Oil and Gas, Field Services 0.8%
Tidewater, Inc.	13,000	$ 509,174	$ 373,360

Petroleum Producing 3.0%
BP PLC-Sponsored ADR	19,000	$ 443,238	$ 733,210
ChevronTexaco Corporation	10,000	340,535	646,500
		$ 783,773	$ 1,379,710

Retail Stores, Restaurants 2.2%
Outback Steakhouse, Inc.*	15,000	$ 509,594	$ 530,700
Yum! Brands, Inc.*	20,000	530,866	486,600
		$ 1,040,460	$ 1,017,300

Retail Stores, Apparel and Clothing 1.6%
Gap, Inc.	50,000	$ 521,360	$ 724,500

Retail Stores, Building Materials and Home Improvement 1.6%
The Home Depot, Inc.	30,000	$ 672,737	$ 730,800

Retail Stores, Consumer Electronics 2.4%
Best Buy Company, Inc.*	40,000	$ 1,091,334	$ 1,078,800

Retail Stores, Department 1.5%
Target Corporation	23,000	$ 330,732	$ 672,980

*Nonincome-producing security

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BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2003
(Unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Schools 0.8%
DeVry, Inc.*	20,000	$ 517,907	$ 373,400

Telecommunications 5.5%
Level 3 Communications *	170,000	$ 1,500,472	$ 877,200
Sprint PCS Corporation *	30,000	629,783	130,800
United Online, Inc. *	5,000	90,179	86,200
Vodafone Group PLC ADR	35,000	848,863	637,700
West Corporation *	42,815	787,756	757,397
WorldCom, Inc. *	25,000	565,758	3,150
		$ 4,422,811	$ 2,492,447

Telecommunications, Equipment 1.2%
Nokia Corporation Sponsored ADR	40,000	$ 421,175	$ 560,400

Television, Cable 0.7%
Comcast Corporation - Special Class A *	12,000	$ 356,075	$ 329,880

Tobacco 2.0%
Altria Group, Inc.	30,000	$ 1,325,691	$ 898,800

Transportation, Airfreight 1.1%
EGL, Inc. *	35,000	$ 466,542	$ 520,100

TOTAL COMMON STOCKS		$42,579,775	$38,515,168

PREFERRED STOCKS (2.0%)

Banking and Finance 1.1%
CFB Capital II 8.20% Cumulative Preferred	5,000	$ 125,000	$ 125,250
Harris Preferred Capital Corp. 7.375% Series A	10,000	250,000	250,500
Silicon Valley Bancshares 8.25% Preferred Series I	5,000	125,000	126,750
		$ 500,000	$ 502,500

Oil Comp. Exploration and Production 0.3%
Nexen, Inc. 9.275% Preferred, Series I	5,000	$ 125,000	$ 127,100

Utilities, Electric 0.6%
Tennessee Valley Authority 6.75% Variable Preferred Series D	10,000	$ 250,000	$ 262,400

Total Preferred Stocks		$ 875,000	$ 892,000

Total Stocks		$43,454,775	$39,407,168

*Nonincome-producing security

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BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2003
(Unaudited)
Title of Security	Principal Amount	Cost	Fair Value

DEBT SECURITIES (12.3%)

Auto-Cars/Light Trucks 0.6%
General Motors Corporation 7.700% Debentures due April 15, 2016	$250,000	$ 252,320	$ 253,065

Electronic Components Conductors 0.6%
Applied Materials, Inc. 7.125% Senior Notes due October 15, 2017	$250,000	$ 256,472	$ 282,325

Energy, Alternate Sources 0.5%
CalEnergy Co., Inc. 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 223,754

Finance, Services 0.6%
MBNA Corporation 7.50% Senior Notes due March 15, 2012	$250,000	$ 268,125	$ 274,755

Hotels and Motels 0.7%
Marriott International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,068	$ 292,186

Medical, Wholesale Drug Distribution 0.6%
Cardinal Health, Inc. 6.75% Notes due February 15, 2011	$250,000	$ 260,689	$ 286,284

Retail Stores, Department 0.6%
Dillard Department Stores, Inc. 7.850% Debentures due October 1, 2012	$150,000	$ 151,347	$ 149,250

Sears Roebuck & Co. 9.375% Debentures due November 1, 2011	$100,000	106,399	110,478
		$ 257,746	$ 259,728

Telecommunications 0.8%
Level 3 Communications, Inc. 9.125% Senior Notes due May 1, 2008	$500,000	$ 346,223	$ 382,500

Tobacco 0.6%
R.J. Reynolds Holding 7.250% Notes due June 1, 2012	$250,000	$ 260,975	$ 248,795

-----------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2003
(Unaudited)
Title of Security	Principal Amount	Cost	Fair Value

U.S. Government 3.4%
U.S. Treasury, 7.250% Notes, due May 15, 2004	$150,000	$ 154,374	$ 160,148

U.S. Treasury, 7.500% Notes, due February 15, 2005	$300,000	305,871	333,703

U.S. Treasury, 9.375% Bonds, due February 15, 2006	$200,000	256,222	241,844

U.S. Treasury, 8.750% Bonds, due November 15, 2008	$200,000	237,473	209,469

U.S. Treasury, 9.125% Bonds, due May 15, 2009	$200,000	234,910	217,500

U.S. Treasury, 7.500% Bonds, due November 15, 2016	$300,000	308,539	394,781
		$ 1,497,389	$ 1,557,445

Commercial Paper, Short Term 3.3%
Prudential Funding Corporation Commercial Paper Note 1.00% due April 1, 2003	$499,903	$ 499,903	$ 499,903

General Electric Credit Corporation Commercial Paper Note 1.080% due April 4, 2003	989,792	989,792	989,792
		1,489,695	1,489,695

TOTAL DEBT SECURITIES		$ 5,339,702	$ 5,550,532

TOTAL INVESTMENTS IN SECURITIES (99.3%)		$48,794,477	$44,957,700
CASH AND RECEIVABLES LESS TOTAL LIABILITIES (0.7%)			336,301
NET ASSETS, March 31, 2003 (100.0%)			$45,294,001

The accompanying notes to financial statements
are an integral part of this schedule.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2003
(Unaudited)

ASSETS
Investments, at fair value
Common and preferred stocks (cost $43,454,775)	$39,407,168
Debt securities (cost $5,339,702)	5,550,522
Total investments	$44,957,700

Cash	82,543
Receivables
Dividends and interest	144,226
Securities sold	224,594
Subscriptions to capital stock	2,548

TOTAL ASSETS	$45,411,611

LIABILITIES
Redemption of capital stock	$ 11,850
Investment advisor, management and
service fees payable	56,147
Accrued operating expenses	49,613
TOTAL LIABILITIES	$ 117,610

NET ASSETS
Capital stock, $1 par value Authorized 6,000,000 shares, 2,018,489 shares outstanding	$ 2,018,489

Paid-in surplus	47,557,846
Net capital	$49,576,335

Net unrealized depreciation on investments	(3,836,777)
Accumulated undistributed net realized loss	(565,470)
Accumulated undistributed net investment income	119,913
TOTAL NET ASSETS	$45,294,001
===========

NET ASSET VALUE PER SHARE	$22.44
======

OFFERING PRICE PER SHARE	$22.44
======

REDEMPTION PRICE PER SHARE	$22.44
======

The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2003
(Unaudited)

INVESTMENT INCOME
Interest	$ 78,823
Dividends (Net of foreign withholding taxes
of $1,294)	150,251

Total Investment Income		$ 229,074

EXPENSES
Management fees	56,147
Custodian fees	8,115
Insurance and other administrative fees	7,349
Bookkeeping services	5,621
Printing and supplies	9,306
Professional services	7,780
Dividend disbursing and transfer
agent fees	8,695
Computer programming	2,250
Taxes and licenses	266
Independent directors expense and fees	3,771

Total Expenses		$ 109,300
NET INVESTMENT INCOME		$ 119,774

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS

Net realized loss on transactions in
investments	$ (111,613)

Net decrease in unrealized appreciation/
(depreciation) of investments	(1,207,449)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		$ (1,319,062)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$ (1,199,288)
		=============

The accompanying notes are an integral
part of these financial statements.

-----------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002
(Unaudited)
	2003	2002
INCREASE IN NET ASSETS
Operations
Net investment income	$ 119,774	$ 79,101
Net realized loss on
transactions in investments	(111,613)	337,912
Net decrease in unrealized
appreciation of investments	(1,207,449)	(2,360,624)
Net decrease in net assets
resulting from operations	$ (1,199,288)	$ (1,943,611)

Net equalization debits/credits	857	354

Distributions to shareholders from
Net investment income	--	--
Net realized gain from investments	--	--
Return of capital	--	--
Net capital share transactions	637,891	720,815

Total decrease in net assets	$ (560,540)	$ (1,222,442)

NET ASSETS:
Beginning of year	$ 45,854,541	$ 60,244,912

End of three months	$ 45,294,001 ============	$ 59,022,470 ============

The accompanying notes are an integral
part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2003

(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
    Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.

    A.  Investments

              Security transactions are recorded on trade date.  Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis.

              Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at fair value based on quoted market prices.  Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market price represents the closing bid price.  The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is approximately the same as the basis used for Federal income tax purposes.  The difference between cost and fair value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

	2002	2001	Net Change
Net unrealized appreciation (depreciation):

Aggregate gross unrealized appreciation on securities	$ 7,075,828	$17,600,681

Aggregate gross unrealized depreciation on securities	(10,912,605)	(6,819,911)

Net	$(3,836,777)	$10,780,770	$(14,617,547)
	============	============	=============

            The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

----------------------------------------------------------------------------------

   B. Federal Income Taxes

          The Fund intends to comply with the requirements of the Internal
      Revenue Code applicable to regulated investment companies and not be subject to federal income tax.  Therefore, no income tax provision is required.  The
      Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

          The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

          For federal income tax purposes, the Fund has a capital loss carryover of $355,038 at December 31, 2002, which if not offset by subsequent capital gains will expire in 2009.  Also for federal income tax purposes, the Fund deferred the recognition of net capital losses incurred subsequent to October 31, 2002 ("Post

      October Losses") of $98,819.  These losses will be realized on January 1, 2003.

   C. Distribution To Shareholders

         The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date.  Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

   D. Equalization

         The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income.
      As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

   E. Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

      Under an Investment Advisory Contract, Bridges Investment Counsel, Inc.
    (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter,

-----------------------------------------------------------------------------------

    equivalent to 1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

      The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and
    1/2% of the average month end net asset value of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment
    Adviser as specifically identified in the Investment Advisory Contract.   There
    were no amounts reimbursed during the year ended December 31, 2002.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

      Dividend disbursing and transfer agent services are provided by Bridges Investor
    Services, Inc. (Transfer Agent).  The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.  Certain officers and directors of the Fund are also officers and directors of the Transfer
    Agent.

(4) SECURITY TRANSACTIONS

      The cost of long-term investment purchases during the three months ended
    March 31, was:

	2003	2002

Other Securities	$ 90,179	$ 1,553,604
	===========	===========

      Net proceeds from sales of long-term investments during the three months ended March 31, were:

	2003	2002

United States government obligations	$ 161,344	$ 300,000
Other Securities	904,403	586,171
Total Net Proceeds	$ 1,065,747	$ 886,171
	===========	===========

Total Cost Basis of Securities Sold	$ 1,177,374	$ 549,986
	===========	===========

(5) NET ASSET VALUE

      The net asset value per share represents the effective price for all subscriptions and redemptions.

-----------------------------------------------------------------------------------

                                                                                        F-13

(6) CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:

	2003	2002

Shares sold	48,260	36,233
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	3,949	2,592
	52,209	38,825
Shares redeemed	23,489	14,536
Net increase	28,720	24,289
	=======	=======

      Value of capital stock issued and redeemed is as follows:

	2003	2002

Shares sold	$ 1,088,852	$ 1,079,629
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	91,882	78,454
	$ 1,180,734	$ 1,158,083

Shares redeemed	542,843	437,268
Net increase	$ 637,891	$ 720,815
	===========	============

(7) DISTRIBUTIONS TO SHAREHOLDERS

       On April 11, 2003, a cash distribution was declared from net investment income accrued through March 31, 2003.  This distribution was calculated as $.0550 per share.  The dividend will be paid on April 28, 2003 to shareholders of record on April 11, 2003.